Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                                 6/15/98

Coupon                                                  5.8500%


Excess Protection Level
   3 Month Average  5.25%
      March, 1997  6.19%
      February, 1997  5.68%
      January, 1997  3.89%

Cash Yield                                              18.76%

Investor Charge Offs                                    4.41%

Base Rate                                               8.16%

Over 35 Day Delinquency                                 4.98%

Seller's Interest                                       23.49%

Total Payment Rate                                      10.71%

Total Principal Balance                                $7,275,805,303.32

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,709,138,636.63